EXHIBIT 10.3  AMENDED AND RESTATED EMPLOYMENT AGREEMENT ~ NICHOLAS VANDENBREKEL


                    AMENDED AND RESTATED EMPLOYMENT AGREEMENT
                               (Nick VandenBrekel)

     This AMENDED AND RESTATED EMPLOYMENT AGREEMENT (this "Agreement") is made effective as of the 1st day of October, 2002 (the "Effective Date") by and between NICHOLAS VANDENBREKEL, an individual ("Employee"); SEQUIAM CORPORATION, a California corporation (the "Corporation"); SEQUIAM SOFTWARE, INC., a California corporation ("Sequiam"); and BREKEL GROUP, INC., a Delaware corporation ("BGI"), with reference to the following recitals:

     A. Employee is employed by Sequiam, a wholly-owned subsidiary of the Corporation, pursuant to an employment agreement dated March 1, 2002 (the "Sequiam Agreement").

     B. Employee is employed by BGI, a majority-owned subsidiary of the Corporation, pursuant to an employment agreement dated June 10, 2000 (the "BGI Agreement").

     C. Employee is employed by the Corporation pursuant to an oral agreement entered into on or about April 1, 2002 (the "Prior Agreement").

     D. Each of Employee, the Corporation, Sequiam and BGI agree that is in the best interest of the parties to consolidate, amend and restate the employment agreements with each of Sequiam, BGI and the Corporation.

     NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of Employee, the Corporation, Sequiam and BGI hereby agree as follows:

     1.     Employment.  Each  of  the  Corporation,  Sequiam  and  BGI (each, a
            ----------
"Related Company") hereby employs Employee and hereby affirms, renews and extends the employment of Employee as (a) the Chief Executive Officer of each such Related Company, and (b) the President of the Corporation and BGI, and Employee hereby affirms, renews and accepts such employment, for the "Term" (as defined in Section 3 below), upon the terms and conditions set forth herein. This Agreement constitutes an amendment and restatement of the Sequiam Agreement, BGI Agreement and Prior Agreement in their entirety, and as of the Effective Date hereof, the terms, conditions and other provisions of this Agreement shall supersede all terms, conditions and other provisions of the Sequiam Agreement, BGI Agreement and Prior Agreement.

     2.     Duties.  During  the Term, Employee shall serve each Related Company
            ------
faithfully, diligently and to the best of his ability, under the direction of the Board of Directors of such Related Company. Employee shall render such services during the Term at the Corporation's principal place of business, as each Related Company may from time to time reasonably require of him, and shall devote all of his business time to the performance thereof. Employee shall have those duties and powers as generally pertain to the respective office, subject to the control of the Board of Directors of the respective Related Company. The precise services and duties that Employee is obligated to perform hereunder may from time to time be changed, amended, extended or curtailed by the Board of Directors of the respective Related Company.

     3.     Term.  The  "Term" of this Agreement shall commence on the Effective
            ----
Date and continue thereafter for a term of two (2) years, as may be extended or earlier terminated pursuant to the terms and conditions of this Agreement. The Term of this Agreement shall automatically renew for successive one (1) year periods unless, within sixty (60) days of the expiration of the then existing Term, the Related Company


                                                          Exhibit 10.3 - Page 1
or Employee provides written notice to the other party that it elects not to renew the Term. Upon delivery of such notice, this Agreement shall continue until expiration of the Term, whereupon this Agreement shall terminate with respect to such Related Company only, and neither such Related Company nor Employee shall have any further obligation to the other thereafter arising under this Agreement, except as explicitly set forth herein to the contrary.

     4.     Compensation.
            ------------

          4.1     Salary.  The  Corporation,  Sequiam and BGI shall collectively
                  ------
pay to Employee a total minimum annual salary of One Hundred and Eighty-five Thousand Dollars ($185,000) (the "Minimum Salary"), payable in equal installments at the end of such regular payroll accounting periods as are established by the Corporation, or in such other installments upon which the parties hereto shall mutually agree. The Minimum Salary shall be paid to Employee by the Corporation, subject to the terms of Sections 23 and 24 below. In addition, any Related Company may pay additional salary from time to time, and award bonuses in cash, stock or stock options or other property and services, as such Related Company may determine in its sole discretion or pursuant to separate agreements with Employee.

          4.2     Benefits.  During  the  Term,  Employee  shall  be entitled to
                  --------
participate in all medical and other employee benefit plans, including vacation, sick leave, retirement accounts, profit sharing, stock option plans, stock appreciation rights, and other employee benefits, provided by any Related Company to employees similarly situated.

          4.3     Expense Reimbursement.  The Corporation, Sequiam and BGI shall
                  ---------------------
reimburse Employee for reasonable and necessary expenses incurred by him on behalf of any Related Company in the performance of his duties hereunder during the Term, provided that such expenses are adequately documented in accordance with such Related Company's then customary policies. Additionally, the Corporation, Sequiam and BGI shall collectively pay Employee a total of One Thousand Dollars ($1,000) per month as an automobile allowance.

     5.     Other Employment.  Employee shall devote as much of his business and
            ----------------
professional time and effort, attention, knowledge, and skill to the management, supervision and direction of each Related Company's business and affairs as is necessary to ensure the success of such Related Company as determined solely by Employee. Employee may, during the term hereof, be interested directly or indirectly, in any manner, as partner, officer, director, stockholder, advisor, employee or in any other capacity in any other business; and nothing herein contained shall prevent or limit the right of Employee to invest any of his surplus funds in the capital stock or other securities of any corporation, company or limited partnership, or whose stock or securities are publicly owned or are regularly traded on any public exchange; nor shall anything herein contained prevent Employee from investing or limit Employee's right to invest his surplus funds in real estate; nor shall anything herein contained prevent Employee from serving in a volunteer capacity as officer, director, or advisor for professional organizations with which he is affiliated. Each Related Company hereby acknowledges and agrees that Employee may, in good faith, use his discretion in resolving any conflicts between the Related Companies, and Employee shall be entitled to rely upon the direction of the Corporation and the Corporation's Board of Directors to resolve any such conflicts of interest. Each Related Company hereby waives any claim against Employee that may arise as the result of such Employee's service to any other Related Company, including, without limitation, any breach of fiduciary duty to such Related Company as a result of any conflict of interest, lost business opportunity or unfair business practices.

     6.     Indemnification.
            ---------------


                                                          Exhibit 10.3 - Page 2

          6.1     Third Party Actions.  Each of the Corporation, Sequiam and BGI
                  -------------------
hereby indemnifies Employee in the event that Employee is a party, or is threatened to be made a party, to any proceeding (other than an proceeding by or in the right of any Related Company to procure a judgment in such Related Company's favor) by reason of Employee's status as an officer, director, agent or employee of such Related Company, against expenses, judgments, fines, settlements, and other amounts actually and reasonably incurred in connection with such proceeding if Employee acted in good faith and in a manner that Employee reasonably believed to be in such Related Company's best interests and, in the case of a criminal proceeding, Employee had no reasonable cause to believe Employee's conduct was unlawful. The termination of any proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent shall not, of itself, create any presumption that (a) Employee did not act in good faith or in a manner which Employee reasonably believed to be in such Related Company's best interests or (b) Employee had no reasonable cause to believe that Employee's conduct was unlawful.

          6.2     Actions  By  the  Related  Company.  Each  of the Corporation,
                  ----------------------------------
Sequiam and BGI hereby indemnifies Employee in the event that Employee was or is a party, or is threatened to be made a party, to any threatened, pending, or completed action by or in the right of any Related Company to procure a judgment in such Related Company's favor by reason of Employee's status as an officer, director, agent or employee of such Related Company, against expenses actually and reasonably incurred by Employee in connection with the defense or settlement of that action, if Employee acted in good faith and in a manner Employee believed to be in the best interests of such Related Company and such Related Company's shareholders. No indemnification shall be made under this Section 6.2 by a Related Company with respect to any claim, issue, or matter on which Employee has been adjudged to be liable to such Related Company in the performance of Employee's duty to such Related Company and/ or such Related Company's shareholders, unless and only to the extent that the court in which such proceeding is or was pending shall determine on application that, in view of all the circumstances of the case, Employee is fairly and reasonably entitled to indemnity for expenses and then only to the extent that the court shall determine.

          6.3     Successful  Defense  By Employee.  To the extent that Employee
                  --------------------------------
has been successful on the merits in defense of any proceeding referred to in Sections 6.1 or 6.2, or in defense of any claim, issue, or matter therein, each of the Corporation, Sequiam and BGI shall indemnify Employee against expenses actually and reasonably incurred by Employee in connection therewith.

          6.4     Required  Approval.  Except for the indemnifications expressly
                  ------------------
authorized by Sections 6.1, 6.2 and 6.3, any indemnification of Employee by any Related Company shall be made only if authorized in the specific case, after a determination that indemnification of Employee is proper in the circumstances by one of the following:

               6.4.1 A majority vote of a quorum consisting of directors of such Related Company who are not parties to such proceeding;

               6.4.2 Independent legal counsel in a written opinion if a quorum of directors of such Related Company who are not parties to such a proceeding is not available;

               6.4.3 Either (a) the affirmative vote of a majority of shares in such Related Company entitled to vote represented at a duly held meeting at which a quorum is present; or (b) the written consent of holders of a majority of the outstanding shares entitled to vote; provided however that for purposes of this Section 6.4.3, the shares owned by Employee shall not be considered outstanding or entitled to vote thereon); or


                                                          Exhibit 10.3 - Page 3

               6.4.4 The court in which the proceeding is or was pending, on application made by such Related Company, Employee or any attorney or other person rendering services in connection with the defense, whether or not such application is opposed by such Related Company.

          6.5     Advances.  Expenses incurred in defending any proceeding shall
                  --------
be advanced by the Related Companies before the final disposition of such proceeding upon receipt of an undertaking by or on behalf of Employee to repay such amounts if it shall be determined ultimately that Employee is not entitled to be indemnified as authorized in this Section 7.

          6.6     Other  Contractual  Rights.  The  indemnification  provided by
                  --------------------------
this Section 6 shall be deemed cumulative, and not exclusive, of any other rights to which Employee may be entitled under any bylaw, agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office. Nothing in this section shall affect any right to indemnification to which Employee may be entitled by contract or otherwise.

          6.7     Limitations.  No  indemnification  or  advance  shall  be made
                  -----------
under this Section 6, except as provided in Sections 6.4.3 or 6.4.4, in any circumstance if it appears that it would be inconsistent with (a) an agreement in effect at the time of the accrual of the alleged cause of action asserted in the proceeding in which expenses were incurred or other amounts were paid, which prohibits or otherwise limits indemnification; or (b) any condition expressly imposed by a court in approving settlement.

          6.8     Insurance.  To the extent available at commercially reasonable
                  ---------
rates and limits, the Corporation, Sequiam and BGI shall collectively purchase and maintain insurance on behalf of Employee insuring against any liability asserted against or incurred by Employee in any capacity or arising out of Employee's status as such, whether or not any Related Company has the power to indemnify Employee against that liability under the provisions of this Section 6.

          6.9     Survival.  The rights provided by this Section 6 shall survive
                  --------
the expiration or earlier termination of this Agreement pursuant hereto and shall inure to the benefit of Employee' heirs, executors, and administrators.

          6.10     Amendment.  Any  amendment,  repeal,  or  modification  of  a
                   ---------
Related Company's articles or bylaws shall not adversely affect Employee's right or protection existing at the time of such amendment, repeal, or modification.

          6.11     Settlements.  A  Related  Company  shall  not  be  liable  to
                   -----------
indemnify Employee under this Section 6 for (i) any amounts paid in settlement of any action or claim effected without such Related Company's written consent, which consent shall not be unreasonably withheld, or (ii) any judicial award, if such Related Company was not given a reasonable and timely opportunity to participate, at such Related Company's expense, in the defense of such action.

          6.12     Subrogation.  In  the  event of payment under this Section 6,
                   -----------
the Related Company shall be subrogated to the extent of such payment to all Employee's rights of recovery; and Employee shall execute all papers required and shall do everything necessary or appropriate to secure such rights, including the execution of any documents necessary or appropriate to such Related Company effectively bringing suit to enforce such rights.

          6.13     No  Duplication  Of Payments.  A Related Company shall not be
                   ----------------------------
liable under this Section 6 to make any payment in connection with any claim made against Employee to the extent


                                                          Exhibit 10.3 - Page 4

Employee has otherwise actually received payment, whether under a policy of insurance, agreement, vote, or otherwise, of any amount which is otherwise subject to indemnification under this Section 6.

          6.14     Proceedings And Expenses. For the purposes of this Section 6,
                   ------------------------
"proceeding" means any threatened, pending, or completed action or proceeding, whether civil, criminal, administrative, or investigative; and "expenses" includes, without limitation, attorney fees and any expenses of establishing a right to indemnification under this Section 6.

     7.     Confidential  Information/  Inventions.
            --------------------------------------

          7.1 Employee shall not, in any manner, for any reasons, either directly or indirectly, divulge or communicate to any person, firm or corporation (except another Related Company), any confidential information concerning any matters not generally known in a Related Company's industry or otherwise made public by a Related Company which affects or relates to a Related Company's business, finances, marketing and/ or operations, research, development, inventions, products, designs, plans, procedures, or other data (collectively, "Confidential Information") except in the ordinary course of business or as required by applicable law. Without regard to whether any item of Confidential Information is deemed or considered confidential, material, or important, the parties hereto stipulate that as between them, to the extent such item is not generally known in the Related Company's industry, such item is important, material, and confidential and affects the successful conduct of such Related Company's business and good will, and that any breach of the terms of this Section 7.1 shall be a material and incurable breach of this Agreement.

          7.2 Employee further agrees that all documents and materials furnished to Employee by a Related Company and relating to such Related
Company's business or prospective business are and shall remain the exclusive property of such Related Company as the case may be. Employee shall deliver all such documents and materials to such Related Company upon demand therefor and in any event upon expiration or earlier termination of this Agreement. Any payment of sums due and owing to Employee by such Related Company upon such expiration or earlier termination shall be conditioned upon returning all such documents and materials, and Employee expressly authorizes such Related Company to withhold any payments due and owing pending return of such documents and materials.

          7.3 All ideas, inventions, and other developments or improvements conceived or reduced to practice by Employee, alone or with others, during the term of this Agreement, whether or not during working hours, that are within the scope of the business of a Related Company or that relate to or result from any of a Related Company's work or projects or the services provided by Employee to a Related Company pursuant to this Agreement, shall be the exclusive property of such Related Company. Employee agrees to assist each Related Company during the term, at such Related Company's expense, to obtain patents and copyrights on any such ideas, inventions, writings, and other developments, and agrees to execute all documents necessary to obtain such patents and copyrights in the name of such Related Company.

     8.     Covenant Not to Compete.  Except as expressly permitted in Section 5
            -----------------------
above, during the term of this Agreement, Employee shall not engage in any of the following competitive activities: (a) engaging directly or indirectly in any business or activity substantially similar to any business or activity engaged in (or proposed to be engaged in) by any Related Company that remains a party to this Agreement; (b) engaging directly or indirectly in any business or activity competitive with any business or activity engaged in (or proposed to be engaged in) by any such Related Company; (c) soliciting or taking away any employee, agent, representative, contractor, supplier, vendor, customer, franchisee, lender or investor of any such Related Company, or attempting to so solicit or take away; (d) interfering with any contractual or other relationship between any such Related Company and any employee, agent,


                                                          Exhibit 10.3 - Page 5
representative, contractor, supplier, vendor, customer, franchisee, lender or investor; or (e) using, for the benefit of any person or entity other than any such Related Company, any Confidential Information of a Related Company. The foregoing covenant prohibiting competitive activities shall survive the termination of this Agreement and shall extend, and shall remain enforceable against Employee, for the period of one (1) year following the date this Agreement is terminated. In addition, during the two-year period following such expiration or earlier termination, Employee shall not make or permit the making of any negative statement of any kind concerning a Related Company.

     9.     Survival.  Employee  agrees  that the provisions of Sections 7 and 8
            --------
shall survive expiration or earlier termination of this Agreement for any reasons, whether voluntary or involuntary, with or without cause, and shall remain in full force and effect thereafter.

     10.     Injunctive  Relief.  Employee  acknowledges  and  agrees  that  the
             ------------------
covenants and obligations of Employee set forth in Sections 7 and 8 with respect to non-competition, non-solicitation, confidentiality and the Related Company's property relate to special, unique and extraordinary matters and that a violation of any of the terms of such covenants and obligations will cause such Related Company irreparable injury for which adequate remedies are not available at law. Therefore, Employee agrees that the Related Companies shall be entitled to an injunction, restraining order or such other equitable relief (without the requirement to post bond) as a court of competent jurisdiction may deem necessary or appropriate to restrain Employee from committing any violation of the covenants and obligations referred to in this Section 10. These injunctive remedies are cumulative and in addition to any other rights and remedies the Related Companies may have at law or in equity.

     11.     Termination
             -----------

          11.1     Termination  by  Employee.  Employee  may  terminate  this
                   -------------------------
Agreement with respect to any one or more Related Companies without cause at any time and for any reason upon thirty (30) days notice to such Related Company. Employee may immediately terminate this Agreement with respect to any one or more Related Companies for cause at any time by written notice to such Related Company. For purposes of this Agreement, the term "cause" for termination by Employee shall be (a) a material breach by such Related Company of any material covenant or obligation hereunder; or (b) the voluntary or involuntary dissolution of such Related Company. The written notice given hereunder by Employee to any Related Company shall specify in reasonable detail the cause for termination, and, in the case of the cause described in (a) above, such termination notice shall not be effective until thirty (30) days after such Related Company's receipt of such notice, during which time such Related Company shall have the right to respond to Employee's notice and cure the breach or other event giving rise to the termination.

          11.2     Termination  by the Related Company.  Any Related Company may
                   -----------------------------------
terminate its employment of Employee under this Agreement without cause at any time and for any reason upon thirty (30) days notice to Employee. Any Related Company may terminate its employment of Employee under this Agreement for cause at any time by written notice to Employee. For purposes of this Agreement, the term "cause" for termination by a Related Company shall be (a) a conviction of or plea of guilty or nolo contendere by Employee to a felony; (b) the consistent refusal by Employee to perform his material duties and obligations hereunder; or
(c) Employee's willful and intentional misconduct in the performance of his material duties and obligations as set forth from time to time in the employee manual. The written notice given hereunder by a Related Company to Employee shall specify in reasonable detail the cause for termination. In the case of a termination for the cause described in (a) above, such termination shall be effective upon receipt of the written notice. In the case of the causes described in (b) and (c) above, such termination notice shall not be effective until thirty (30) days after Employee's receipt of such notice,


                                                          Exhibit 10.3 - Page 6
during which time Employee shall have the right to respond to such Related Company's notice and cure the breach or other event giving rise to the termination.

          11.3     Severance.  Upon  a  termination  of  this  Agreement without
                   ---------
cause by Employee or with cause by a Related Company, such Related Company shall immediately pay to Employee all accrued and unpaid compensation as of the date of such termination. Upon a termination of this Agreement with cause by Employee or without cause by a Related Company, such Related Company shall immediately pay to Employee all accrued and unpaid compensation as of the date of such termination and the "Severance Payment." The "Severance Payment" shall equal the total amount of salary payable to Employee under Section 4.1 of this Agreement from the date of such termination until the end of the term of this Agreement (prorated for any partial month), but in no event less than one year's salary payable under Section 4.1 hereof. The accrued compensation due and payable at termination together with any Severance Payment due hereunder shall bear interest at the lesser of eight percent (8%) per annum or the maximum rate permitted by law until such amounts are paid in full.

     12.     Termination  Upon  Death.  If Employee dies during the term of this
             ------------------------
Agreement, this Agreement shall terminate, except that Employee's legal representatives shall be entitled to receive any earned but unpaid compensation due hereunder.

     13.     Termination  Upon  Disability.  If,  during  the  term  of  this
             -----------------------------
Agreement, Employee suffers and continues to suffer from a "Disability" (as defined below), then any Related Company may terminate this Agreement by delivering to Employee sixty (60) calendar days prior written notice of termination based on such Disability, setting forth with specificity the nature of such Disability and the determination of Disability by such Related Company. For the purposes of this Agreement, "Disability" means Employee's inability, with reasonable accommodation, to substantially perform Employee's duties, services and obligations under this Agreement due to physical or mental illness or other disability for a continuous, uninterrupted period of ninety (90) calendar days.

     14.     Change  In  Control.  In  the event that a change in control of any
             -------------------
Related Company occurs without the prior approval of the then existing Board of Directors, whether by proxy contest, or as the result of a tender offer made without the approval of the then existing Board of Directors, or by any other means, then this contract shall be deemed terminated and the following termination compensation will be immediately due and payable to Employee.

          14.1     Lump  Sum Cash Payment.  Five million dollars ($5,000,000) is
                   -----------------------
due and payable thirty days following the termination of this contract.

          14.2     Annual Payments.  One million dollars ($1,000,000) is due and
                   ----------------
payable on the anniversary of the termination date of this contract for each of the five years subsequent to the termination date of this contract.

     15.     Personnel  Policies, Conditions, And Benefits.  Except as otherwise
             ---------------------------------------------
provided herein, Employee's employment shall be subject to the personnel policies and benefit plans which apply generally to such Related Company's employees as the same may be interpreted, adopted, revised or deleted from time to time, during the term of this Agreement, by such Related Company in its sole discretion. During the term hereof, Employee shall receive the following:

          15.1     Term Life Insurance.  In addition to Employee's participation
                   -------------------
in any life insurance plan or plans available to all employees of any Related Company, the Corporation, Sequiam and BGI shall collectively provide Employee with term life insurance in the amount of One Million


                                                          Exhibit 10.3 - Page 7

Dollars ($1,000,000) if available at standard rates or, in the alternative, term life insurance in such lesser amount as the standard, unrated premium for coverage of $1,000,000.00 will purchase.

          15.2     Vacation.  Employee shall be entitled to vacation during each
                   --------
year of the term at the rate of five (5) weeks per year; provided that no vacation shall accrue from year to year during the term.

     16.     Beneficiaries  of  Agreement.  This  Agreement  shall  inure to the
             ----------------------------
benefit of each Related Company and any affiliates, successors, assigns, parent corporations, subsidiaries, and/or purchasers of any Related Company as they now or shall exist while this Agreement is in effect.

     17.     No  Waiver.  No  failure by either party to declare a default based
             ----------
on any breach by the other party of any obligation under this Agreement, or failure of such party to act quickly with regard thereto, shall be considered to be a waiver of any such obligation, or of any future breach.

     18.     Modification.  No  waiver  or  modification of this Agreement or of
             ------------
any covenant, condition, or limitation herein contained shall be valid unless in writing and duly executed by the parties to be charged therewith.

     19.     Choice  Of  Law/Jurisdiction.  This  Agreement shall be governed by
             ----------------------------
and construed in accordance with the laws of the State of Florida, without regard to any conflict-of-laws principles. Each Related Company and Employee hereby consent to personal jurisdiction before all courts in the County of Orange, State of Florida, and hereby acknowledge and agree that Orange County, Florida is and shall be the most proper forum to bring a complaint before a court of law.

     20.     Entire  Agreement.  This  Agreement  embodies  the  whole agreement
             -----------------
between the parties hereto and there are no inducements, promises, terms, conditions, or obligations made or entered into by any Related Company or Employee other than contained herein.

     21.     Severability.  All  agreements  and  covenants contained herein are
             ------------
severable, and in the event any of them, with the exception of those contained in Sections 1 and 4 hereof, shall be held to be invalid by any competent court, this Agreement shall be interpreted as if such invalid agreements or covenants were not contained herein.

     22.     Headings.  The headings contained herein are for the convenience of
             --------
reference and are not to be used in interpreting this Agreement.

     23.     Joint  &  Several  Liability.  The  collective  obligations  of the
             ----------------------------
Corporation, Sequiam and BGI to Employee under this Agreement shall be joint and several.

     24.     Allocation  of  Costs.   The  Corporation,  Sequiam  and  BGI shall
             ---------------------
allocate among them all liabilities to Employee hereunder to fairly reflect the proportion of time devoted by Employee to each such Related Company.

     IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first above written.

the  "RELATED  COMPANIES"

SEQUIAM CORPORATION, a California corporation


                                                          Exhibit 10.3 - Page 8

By:  /s/ Nicolaas Van den Brekel
   -------------------------------------------
   Nicolaas Van den Brekel, Chairman and CEO



By:  /s/ Mark L. Mroczkowski
   -------------------------------------------
   Mark L. Mroczkowski, Secretary and CFO


SEQUIAM SOFTWARE, INC., a California corporation


By:  /s/ Nicolaas Van den Brekel
   -------------------------------------------
   Nicolaas Van den Brekel, Chairman and CEO



By:  /s/ Mark L. Mroczkowski
   -------------------------------------------
   Mark L. Mroczkowski, Secretary and CFO


BREKEL GROUP, INC., a Delaware corporation


By:  /s/ Nicolaas Van den Brekel
   -------------------------------------------
   Nicolaas Van den Brekel, Chairman and CEO



By:  Mark L. Mroczkowski
   -------------------------------------------
   Mark L. Mroczkowski, Secretary and CFO

"Employee"


     /s/ Nicolaas Van den Brekel
----------------------------------------------
NICOLAAS VAN DEN BREKEL, an individual


                                                          Exhibit 10.3 - Page 9